Exhibit 99.1
DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
December 15, 2008
RECENT COMMITMENTS — (See Body of Report For Contract Details/Date Changes and Other Information)

Rig Name	WD	Location	Status	Operator	Current Term	Dayrate ($000s)	Start Date	Est. End Date

Domestic Deepwater Semisubmersibles (8)
Ocean Quest	3,500’	GOM	Current Contract	Noble	two-year term + unpriced option	upper 350’s	mid June 2007	mid January 2009

		GOM/Brazil	Prep, mobe & acceptance test for ENI Brasil/OGX	ENI/OGX		0	mid January 2009	mid April 2009

		Brazil	Future Contract	ENI Brasil	150 day assignment from Noble	mid 380’s	mid April 2009	mid Sept. 2009

		Brazil	Future Contract	OGX	two-year term + unpriced option	low 420’s	mid Sept. 2009	mid Sept. 2011

Ocean Star	5,500’	GOM	Current Contract	Anadarko	term extension	upper 410’s	early Nov. 2007	late Dec. 2008

		GOM	Future Contract (swap from old Victory/ Voyager contract in low 300’s)	Newfield	one well	low 300’s	late Dec. 2008	early March 2009

		GOM	Future Contract (swap from Victory contract)	Newfield	one well extension	low 500’s	early March 2009	mid April 2009

Ocean America	5,500’	GOM	Current Contract	Mariner	term	mid 460’s	late Oct. 2008	mid July 2009

		GOM	Special Survey & Maintenance	DODI		0	early Jan. 2009	mid April 2009

		GOM	Future Contract	Mariner	1-year term; convertible to 6-month term (ending Jan. 2010) in low 550’s w/notice by 1-Feb. 09	low 530’s	mid July 2009	mid July 2010

Ocean Valiant	5,500’	GOM	Current Contract	Anadarko	one-year term extension	upper 420’s	mid Dec. 2008	late July 2009

		Mobe	Lump sum mobe	DODI			late July 2009	late Sept. 2009

		Angola	Future Contract	Total	two-year term + priced options	low 620’s	late Sept. 2009	late Sept. 2011

Ocean Victory	5,500’	GOM	Current Contract	Callon	two wells	low 500’s	mid Aug. 2008	Customer now plans 1 well instead of 2; contract resolution pending

		GOM	Future Contract	ATP	one-year term, minimum	low 540’s	mid March 2009	mid March 2010

Ocean Baroness	7,000’	GOM	Current Contract	Hess	term extension +unpriced option	mid 360’s	late Nov. 2007	mid April 2010

Ocean Confidence	10,000’	GOM	Current Contract	Murphy	four-year term + unpriced option	low 500’s	late Feb. 2008	late March 2012

Ocean Endeavor	10,000’	GOM	Current Contract	Devon	four-year term + unpriced option	mid 290’s	early July 2007	late June 2011

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
December 15, 2008

Rig Name	WD	Location	Status	Operator	Current Term	Dayrate ($000s)	Start Date	Est. End Date

Domestic 2nd and 3rd Generation Semisubmersibles (2)

Ocean Ambassador	1,100’	GOM	Special Survey & Maintenance (storm delayed)	DODI		0	early Aug. 2008	late Dec. 2008

		GOM	Future Contract	Taylor	seven-month term	mid 280’s	late Dec. 2008	mid May 2009

		GOM/Brazil	Prep, mobe & acceptance test for OGX	OGX		0	mid May 2009	early Sept. 2009

		Brazil	Future Contract	OGX	three-year term + unpriced option	low 260’s	early Sept. 2009	early Sept. 2012

Ocean Saratoga	2,200’	GOM	Current Contract	Walter	four wells	mid 280’s	early Dec. 2008	early May 2009

		GOM	Future Contract	Taylor	16-month term + option	mid 280’s	early May 2009	mid July 2010

Domestic Jack-ups (7)

Ocean Crusader	200’ MC	GOM	Current Contract	Walter	two wells	mid 70’s	mid Oct. 2008	early Feb. 2009

Ocean Drake	200’ MC	GOM	Current Contract	Tarpon	one well	mid 60’s	late Oct. 2008	mid Dec. 2008

		GOM	Future Contract	Tarpon	two wells	mid 70’s	mid Dec. 2008	mid Feb. 2009

Ocean Champion	250’ MS	GOM	Current Contract	Stone	six months + unpriced option	low 70’s	late Oct. 2008	late April 2009

Ocean Spartan	300’ IC	GOM	Current Contract	Samson	two-well extension, part 1	low 100’s	early Nov. 2008	mid Dec. 2008

		GOM	Future Contract	Samson	two-well extension, part 2	low 120’s	mid Dec. 2008	mid Feb. 2009

Ocean Summit	300’ IC	GOM	Current Contract	Energy Partners	five-wells + unpriced option	low 100’s	mid Nov. 2008	early Jan. 2009

Ocean Titan	350’ IC	GOM	Current Contract	Apache	third of three wells	low 110’s	mid Nov. 2008	early Jan. 2009

		GOM	Future Contract	Apache	four-month extension + unpriced option	low 130’s	early Jan. 2009	early March 2009

		GOM	Special Survey and Maintenance	DODI		0	early March 2009	mid April 2009

		GOM	Future Contract	Apache	resume four-month extension	low 130’s	mid April 2009	mid June 2009

Ocean Tower	350’ IC	GOM	Hurricane Ike Repairs	DODI			mid Oct. 2008	early Oct. 2009

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
December 15, 2008

Rig Name	WD	Location	Status	Operator	Current Term	Dayrate ($000s)	Start Date	Est. End Date

International Semisubmersibles (19)

MEXICO

Ocean New Era	1,500’	GOM	Current Contract	PEMEX	2 1/2 year term	mid 260’s	late Oct. 2007	mid Feb. 2010

Ocean Voyager	3,000’	GOM	Current Contract	PEMEX	2 1/2 year term	mid 330’s	early Nov. 2007	late Feb. 2010

NORTH SEA/MEDITERRANEAN

Ocean Nomad	1,200’	North Sea	Current Contract	Talisman	resume two-year term extension	mid 330’s	late Oct. 2008	late Sept. 2010

Ocean Guardian	1,500’	North Sea	Current Contract	Oilexco	remainder two-year term	low 350’s	early Sept. 2008	mid July 2009

		North Sea	Future Contract	Oilexco	two-year term extension	mid 380’s	mid July. 2009	early Sept. 2011

Ocean Princess	1,500’	North Sea	Contract interrupted for Special Survey & Maintenance	DODI		0	late Oct. 2008	late Dec. 2008 resume contract

		North Sea	Current Contract	Talisman	resume two-year term extension	upper 330’s	late Dec. 2008	mid April 2010

Ocean Vanguard	1,500’	North Sea	Current Contract	Statoil	two-year term extension + unpriced option	mid 400’s	late April 2008	mid April 2010

Ocean Lexington	2,200’	Egypt	Current Contract	BP	36-month term	mid 260’s	late Nov. 2006	mid Aug.2009

		Egypt/Brazil	Prep, mobe & acceptance test for OGX	OGX		0	mid Aug. 2009	late Jan. 2010

		Brazil	Future Contract	OGX	three-year term + unpriced option	mid 330’s	late Jan. 2010	late Jan. 2013

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
December 15, 2008

Rig Name	WD	Location	Status	Operator	Current Term	Dayrate ($000s)	Start Date	Est. End Date

AUSTRALASIA

Ocean Bounty	1,500’	Australia	Current Contract	Woodside	continue one-year term	low 350’s	early Sept. 2008	late March 2009

		Australia	Future Contract	Woodside	60 days	mid 380’s	late March 2009	late May 2009

		Australia	Re-engine and upgrade	DODI		0	late May 2009	to be determined followed by two-year term

		Australia	Future Contract	Woodside	two-year term	mid 420’s	to be determined	to be determined

Ocean Patriot	1,500’	Australia	Current Contract	Apache	one-year term	upper 370’s	mid May 2008	late Dec. 2008

		Australia	Future Contract	Apache	two-year term + unpriced option	between 380-420	late Dec. 2008	late Dec. 2010

Ocean Epoch	1,640’	Australia	Current Contract	Apache	one-year term	mid 350’s	early March 2008	early March 2009

		Australia	Future Contract	BHPB	550-day term + unpriced options	low 350’s	early March 2009	early Sept. 2010

Ocean General	2,400’	Vietnam	Current Contract	PVEP	Approx. two-year term + unpriced options	low 280’s	mid Oct. 2008	late Oct. 2010

Ocean Rover	7,000’	Malaysia	Current Contract	Murphy	balance previously declared option wells	high 240’s	mid Oct. 2008	late Jan. 2009

		Malaysia	Future Contract	Newfield	one well	low 450’s	late Jan. 2009	mid March 2009

		Malaysia	Future Contract	Murphy	two-year term extension	low 450’s	mid March 2009	mid March 2011

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
December 15, 2008

Rig Name	WD	Location	Status	Operator	Current Term	Dayrate ($000s)	Start Date	Est. End Date

BRAZIL

Ocean Whittington	1,500’	Brazil	Contract interrupted to resume and complete contract upgrade work	DODI		0	mid Oct. 2008	late Dec. 2008 resume contract

		Brazil	Current Contract	Petrobras	resume five-year term plus potential 15% bonus	mid 220’s	late Dec. 2008	late Aug. 2012

Ocean Concord	2,200’	Brazil	Current Contract	Petrobras	five-year term plus potential 15% bonus	low 230’s	mid Jan. 2008	mid Jan. 2013

Ocean Yorktown	2,850’	Brazil	Current Contract	Petrobras	five-year term plus potential 15% bonus	mid 230’s	mid Aug. 2008	mid Aug. 2013

Ocean Yatzy	3,300’	Brazil	Current Contract	Petrobras	four-year term extension plus potential 17% bonus	mid 110’s	early Oct. 2005	early Oct. 2009

		Brazil	Future Contract	Petrobras	five-year term plus potential 10% bonus	mid 240’s	early Oct. 2009	early Oct. 2014

Ocean Winner	3,500’	Brazil	Current Contract	Petrobras	four-year term extension plus potential 5% bonus	low 110’s	mid March 2006	mid March 2010

		Brazil	Future Contract	Petrobras	five-year term extension plus potential 10% bonus	low 270’s	mid March 2010	mid March 2015

Ocean Worker	3,500’	Brazil	Current	DODI	prep., plus acceptance testing	0	late July 2008	late Jan. 2009

		Brazil	Future Contract	Petrobras	six-year term plus potential 10% bonus	low 270’s	late Jan. 2009	late Jan. 2015

Ocean Alliance	5,000’	Brazil	Current Contract	Petrobras	one-well extension retroactive to late March 2008	mid 520’s	late March 2008	late Jan. 2009 resume contract

		Brazil	Future Contract	Petrobras	four-year extension plus 20% potential bonus	mid 150’s	late Jan. 2009	late Nov. 2009

		Brazil	Future Contract	Petrobras	six-year term extension plus potential 15% bonus	low 340’s	late Nov. 2009	late Nov. 2015

International Drillship (1)

Ocean Clipper	7,000’	Brazil	Current Contract	Petrobras	five-year extension plus potential 5% bonus	low 180’s	mid Dec. 2005	mid Dec. 2010

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
December 15, 2008

Rig Name	WD	Location	Status	Operator	Current Term	Dayrate ($000s)	Start Date	Est. End Date

International Jack-ups (8)

Ocean Columbia	250’ IC	Mexico	Current Contract	Pemex	1 1/2-year term	mid 120’s	late Jan. 2008	mid June 2009

Ocean Nugget	300’ IC	Mexico	Current Contract	Pemex	term contract	upper 160’s	early Oct. 2006	late March 2009

Ocean King	300’ IC	Croatia	Current Contract	CROSCO	two-year bareboat charter	upper 100’s	mid Nov. 2007	early Nov. 2009

Ocean Sovereign	300’ IC	Indonesia	Current Contract	Kodeco	extension up to survey	upper 130’s	early Aug. 2008	late Dec. 2008

		Singapore	Intermediate Survey & upgrade	DODI		0	late Dec. 2008	early March 2009

		Indonesia	Future Contract	Kodeco	15-month extension + unpriced option	mid 140’s	early March 2009	late April 2010

Ocean Heritage	300’ IC	Gulf of Suez	Current Contract	IPR	seven-month term	mid 110’s	mid July 2008	early Jan. 2009

Ocean Spur	300’ IC	Egypt	Current Contract	WEPCO	one-year term	low 140’s	mid Aug. 2008	late Aug. 2009

Ocean Shield	350’ IC	Malaysia	Current Contract	Newfield	six-month term + two wells	mid 170’s	late May 2008	late Dec. 2008

		Malaysia	Future Contract	Newfield	demobe to Singapore, then mobe to Australia followed by term	0	late Dec. 2008	mid Jan. 2009

		Australia	Future Contract	ENI	term	mid 260’s	mid Jan. 2009	early Jan. 2010

Ocean Scepter	350’ IC	Argentina	Current Contract	Enap Sipetrol/YPF	300-day term contract + unpriced option	high 190’s	late Sept. 2008	late July 2009

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
December 15, 2008

Rig Name	WD	Location	Status	Operator	Current Term	Dayrate ($000s)	Start Date	Est. End Date

Upgrade (1)

Ocean Monarch	10,000	mobe GOM	Current	DODI	mobe to GOM and prep for contract	0	mid Dec. 2008	early March 2009

		GOM	Future Contract	Anadarko	four-year term + unpriced option	high 420’s	early March 2009	early March 2013

NOTES: Generally, rig utilization rates approach 95-98% during contracted periods; however, utilization rates can be adversely impacted by additional downtime due to unscheduled repairs and maintenance, weather conditions and other factors. An LOI is subject to customary conditions, including the execution of a definitive agreement and as such may not result in a binding contract. Options are un-priced and any extension of contract is subject to mutually agreeable terms & conditions unless otherwise indicated. Mobe revenues (if any) and mobe expenses are deferred, and generally are amortized over the life of the contract. GOM = Gulf of Mexico.
Cost/Revenue Footnote: Contract Drilling Expenses applies to contract drilling expenses ONLY and does not include Reimbursable Expenses
On rig utilization, assume 95% for DP units, 96% for conventionally moored rigs, and 98% for jack-ups.

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
December 15, 2008
EXPECTED DOWNTIME LONGER THAN 14 DAYS (Subject to Change)

Actual Oct. 1 — Nov. 30 Down Days (Total thru Q3 = 1,111)	# Days

Rig	Q4 Act.	EST. Q4 Total	Comments

Shipyard Time
Princess	28	59	5-year survey and maintenance
Ambassador	61	74	5-year survey and maintenance
Valiant	61	82	5-year survey/replace derrick and other maint.
Nomad	36	36	5-year survey and maintenance
Drake	31	31	5-year survey and maintenance
Rover	16	16	5-year survey and maintenance

	233	298

Other Downtime
Worker	61	92	Prep for contract, accpt. test
Tower	61	92	Equipment repair (Hurricane Ike damage)
Whittington	49	77	Complete contract upgrade
Sovereign	0	6	Intermediate survey, install new crane & top drive
Shield	0	6	Mobe to Australia

	171	273

Remaining 2008 Non-New-build/Upgrade	404	571

New-build/Upgrade Downtime	Q4	Total

Monarch	61	92	Commission, mobe to U.S. GOM

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
December 15, 2008
ESTIMATED 2009 DOWNTIME (PRELIMINARY PENDING FINALIZATION OF 2009 BUDGET)

5-YEAR SURVEYS	DAYS	COMMENTS

America	103
Champion	61
Concord	51
Titan	45
Yatzy	42

INTERMEDIATE SURVEYS

Summit	16
Columbia	15
Nugget	13
Heritage	10

OTHER DOWNTIME

Bounty	???	Approx. 1 year re-engine and water depth upgrade — work start time to be determined, may extend into 2010
Tower	274	Hurricane repair
Lexington	161	Prep, mobe & acceptance test
Quest	135	Prep, mobe & acceptance test
Ambassador	110	Prep, mobe & acceptance test
Monarch	75	Complete mobe to GOM and rig prep.
Valiant	60	Mobe
Sovereign	65	Completion of maintenance and upgrade begun in 2008
Worker	20	Complete Prep for contract, accpt. Test begun in 2008
Confidence	18	Thruster changeout
Shield	19	Complete Mobe to Australia begun in 2008

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
December 15, 2008
Forward-Looking Statements: The rig status report may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain or be identified by the words “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate,” “believe,” “should,” “could,” “may,” “might,” “will,” “will be,” “will continue,” “will likely result,” “project,” “budget,” “forecast,” and similar expressions. Statements by the Company in the rig status report that contain forward-looking statements include, but are not limited to, statements regarding the current term, future dayrates, start and end dates and comments concerning future contracts and availability, letters of intent, utilization, surveys, downtime and other aspects of the Company’s drilling rigs, as well as statements concerning rigs being upgraded or to be upgraded and rigs under construction. Such statements are inherently subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. A discussion of the risk factors that could impact these areas and the Company’s overall business and financial performance can be found in the Company’s reports and other documents filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions, operating risks, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Company’s control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the rig status report, and the Company undertakes no obligation to publicly update or revise any forward-looking statement.